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                                                                   Exhibit 10.76

                  JOINDER TO GUARANTY AND COLLATERAL AGREEMENT

      This JOINDER AGREEMENT (this "Agreement") dated as of March 14, 2003 is executed by the undersigned for the benefit of Madison Capital Funding, LLC, as Agent (the "Agent") in connection with that certain Guarantee and Collateral Agreement dated as of February 11, 2002 among the Grantors party thereto and the Agent (as amended, supplemented or modified from time to time, the "Guaranty and Collateral Agreement"). Capitalized terms not otherwise defined herein are being used herein as defined in the Guaranty and Collateral Agreement.

      Each Person signatory hereto is required to execute this Agreement pursuant to Section 8.16 of the Guaranty and Collateral Agreement.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory hereby agrees as follows:

      1. Each such Person assumes all the obligations of a Grantor and a Guarantor under the Guaranty and Collateral Agreement and agrees that such person or entity is a Grantor and a Guarantor and bound as a Grantor and a Guarantor under the terms of the Guaranty and Collateral Agreement, as if it had been an original signatory to such agreement. In furtherance of the foregoing, such Person hereby assigns, pledges and grants to the Agent a security interest in all of its right, title and interest in and to the Collateral owned thereby to secure the Secured Obligations.

      2. Schedules 1, 2, 3, 4 and 5 of the Guaranty and Collateral Agreement are hereby amended to add the information relating to each such Person set out on Schedules 1, 2, 3, 4 and 5, respectively, hereof. Each such Person hereby makes to the Agent the representations and warranties set forth in the Guaranty and Collateral Agreement applicable to such Person and the applicable Collateral and confirms that such representations and warranties are true and correct after giving effect to such amendment to such Schedules.

      3. In furtherance of its obligations under Section 5.2 of the Guaranty and Collateral Agreement, each such Person agrees to execute and deliver to the Agent appropriately complete UCC financing statements naming such person or entity as debtor and the Agent as secured party, and describing its Collateral and such other documentation as the Agent (or its successors or assigns) may require to evidence, protect and perfect the Liens created by the Guaranty and Collateral Agreement, as modified hereby.

      4. Each such Person's address and fax number for notices under the Guaranty and Collateral Agreement shall be the address and fax number set forth below its signature to this Agreement.

      5. This Agreement shall be deemed to be part of, and a modification to, the Guaranty and Collateral Agreement and shall be governed by all the terms and provisions of the Guaranty and Collateral Agreement, with respect to the modifications intended to be made to such agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each such person or entity enforceable against such person or entity. Each such person or entity hereby waives notice of the Agent's acceptance of this Agreement. Each such person or entity will deliver an executed original of this Agreement to the Agent.
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IN WITNESS WHEREOF, FVFN ACQUISITION CORP. has caused this JOINDER AGREEMENT to be executed by its duly authorized officer as of March 14, 2003.

                                         FVFN ACQUISITION CORP.


                                         By: /s/ Randall J. Fagundo
                                             -----------------------
                                              Name:  Randall J. Fagundo
                                              Title: President and CEO

                                            Address: 397 S. Taylor Ave.
                                                     Louisville, CO 80027-3027
                                                     Fax No. 303-247-0480